UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2021

Duck Creek Technologies, Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-39449	84-3723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Rd., Floor 10	Boston	Massachusetts	02210
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	DCT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Vincent Chippari

On October 11, 2021, Vincent Chippari, the Chief Financial Officer of Duck Creek Technologies, Inc. (the “Company”), notified the Company of his intent to retire, effective February 22, 2022. Mr. Chippari’s retirement is voluntary and is not the result of any disagreement with the Company. The Company has initiated a review of candidates to replace Mr. Chippari.

Appointment of William Bloom to the Board of Directors

On October 8, 2021, the Company’s Board of Directors appointed William Bloom as a member of the Board of Directors. Mr. Bloom recently retired from his position as Executive Vice President of Technology, Data & Analytics, Claims, and Operations at The Hartford and has spent most of his career as an executive in the insurance industry. We believe that Mr. Bloom is qualified to serve on our Board of Directors due to his extensive insurance technology industry and business advisory experience.

Mr. Bloom has been appointed to serve as a member of the Nominating and Corporate Governance Committee. At the time of his election to the Board, Mr. Bloom did not hold any shares of the Company’s common stock. There are no existing business relationships between Mr. Bloom and the Company.

The Board of Directors appointed Mr. Bloom as a Class III director to fill the vacancy created by the retirement of Mr. Larry Wilson, which was effective on October 8, 2021. Mr. Bloom will serve as a member of the class of directors whose terms expire at the 2022 annual meeting of stockholders.

Mr. Bloom will receive compensation for his service as a director consistent with that of our other non-employee directors. A description of our standard compensation arrangements for non-employee directors is included in our annual report on Form 10-K filed with the Securities and Exchange Commission on November 3, 2020. Mr. Bloom has entered into our standard form indemnification agreement for non-employee directors, the form of which is filed with the Securities and Exchange Commission as Exhibit 10.9 to our registration statement on Form S-1 dated July 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCK CREEK TECHNOLOGIES, INC.

By:	/s/ Vincent Chippari
	Name:	Vincent Chippari
	Title:	Chief Financial Officer

Date: October 15, 2021